SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): June 22, 1999


                           FLAG Financial Corporation
             (Exact name of registrant as specified in its charter)

         Georgia                       0-24532                  58-2094179
--------------------------------------------------------------------------------
(State of Incorporation)        (Commission File Number)       (IRS Employer
                                                          Identification Number)



        101 North Greenwood St., P.O. Box 3007
                    LaGrange, Georgia                         30240
--------------------------------------------------------------------------------
       (Address of principal executive offices)             (Zip code)



       Registrant's telephone number, including area code: (706) 845-5000


FLAG Financial Corporation is filing this Amendment to its Form 8-K dated January 8, 1999 to include the financial statements required pursuant to Item 7 of Form 8-K. Effective December 11, 1998, Empire Bank Corp. merged with and into FLAG Financial Corporation. Effective January 1, 1999, Empire Banking Company merged with and into Citizens Bank, a subsidiary of FLAG.

Item 2.   Acquisition or Disposition of Assets.
-----------------------------------------------

Pursuant to an Agreement and Plan of Merger, dated as of July 30, 1998, (the "Merger Agreement"), by and between FLAG Financial Corporation ("FLAG") and Empire Bank Corp. ("Empire"), Empire merged with and into FLAG (the "Merger") on December 11, 1998 (the "Effective Time"), FLAG was the surviving corporation in the Merger, and the wholly owned subsidiary of Empire became a wholly owned subsidiary of FLAG. At the Effective Time, each then outstanding share of the common stock, $1.00 per value per share, of Empire (the "Empire Common Stock") (excluding shares held by any Empire entity or any FLAG entity, in each case other than in a fiduciary capacity or as a result of debts previously contracted) ceased to be outstanding and was converted into and exchanged for the right to receive 42.50 shares (the "Exchange Ratio") of the common stock, $1.00 per value per share, of FLAG (the "FLAG Common Stock"). As a result, FLAG issued approximately 1,124,125 shares of FLAG Common Stock to the former Empire shareholders in exchange for all of the 26,450 shares of Empire Common Stock that were issued and outstanding at the Effective Time (with FLAG paying cash to the former Empire shareholders in lieu of issuing fractional shares of FLAG Common Stock).

Pursuant to the Merger Agreement, Leonard H. Bateman, the former President and Chief Executive Officer of Empire Banking Corp., will become a member of FLAG's Board of Directors following the effective time.

The foregoing is qualified in its entirely by reference to the Merger Agreement which is hereby incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

(a)  Financial Statements of Businesses Acquired


                              Empire Banking Corp.
                           Consolidated Balance Sheets
                           September 30, 1998 and 1997


                                     Assets

                                                    1998             1997
                                                    ----             ----

Cash and due from banks ....................   $  2,244,903       2,203,879
Federal funds sold .........................      1,990,000       2,665,000
                                                  ---------       ---------
       Cash and cash equivalents ...........      4,234,903       4,868,879

Securities available-for-sale ..............      7,874,454       9,075,556
Securities held-to-maturity ................      2,812,443       3,217,903
Loans ......................................     51,616,649      45,050,875
Premises and equipment .....................      1,444,579       1,429,928
Other assets ...............................      2,016,552       2,110,104
                                                  ---------       ---------
       Total assets ........................   $ 69,999,580      65,753,245
                                               ============     ===========

                      Liabilities and Shareholders' Equity

Deposits:
    Demand .................................   $ 11,309,959      10,310,564
    Interest-bearing demand ................      6,905,968       6,090,397
    Savings ................................      2,179,817       2,281,168
    Time ...................................     38,347,784      36,083,293
                                                 ----------      ----------
       Total deposits ......................     58,743,528      54,765,422

Federal Home Loan Bank advances ............      3,294,061       3,906,729
Other liabilities ..........................        410,758         367,081
                                                 ----------      ----------
       Total liabilities ...................     62,448,347      59,039,232

Shareholders' equity:
    Common stock .............................      270,000         270,000
    Capital surplus ..........................    1,587,288       1,577,771
    Retained earnings ........................    5,808,465       5,120,538
    Treasury stock ...........................     (152,533)       (270,342)
    Accumulated other comprehensive income ...       38,013          16,046
                                                 ----------      ----------
       Total shareholders' equity ............    7,551,233       6,714,013
                                                 ----------      ----------
       Total liabilities and
           shareholders' equity .............. $ 69,999,580      65,753,245
                                                 ==========      ==========

                              Empire Banking Corp.
                       Consolidated Statements of Earnings
              For the Nine Months Ended September 30, 1998 and 1997


                                                        1998         1997
                                                        ----         ----
Interest income:
    Loans $ .....................................    3,259,056    3,006,700
    Federal funds sold ..........................      153,181      122,458
    Investments-Taxable .........................      471,639      440,586
    Investments-Nontaxable ......................      104,393      104,636
                                                    ----------   ----------
      Total interest income .....................    3,988,269    3,674,380
                                                    ----------   ----------
 Interest expense:
    Deposits ....................................    1,977,762    1,725,282
    Federal Home Loan Bank advances .............      181,157      194,030
                                                    ----------   ----------
      Total interest expense ....................    2,158,919    1,919,312
                                                    ----------   ----------
      Net interest income .......................    1,829,350    1,755,068

 Provision for loan losses ......................       50,000      201,000
                                                    ----------   ----------
      Net interest income after
          provision for loan loss ...............    1,779,350    1,554,068
                                                    ----------   ----------
 Non interest income:
    Service charges and fees ....................      604,416      575,364
    Other .......................................       41,732       68,126
                                                    ----------   ----------
      Total non interest income .................      646,148      643,490
                                                    ----------   ----------
Non interest expense:
    Salaries and benefits .......................      792,939      797,248
    Occupancy ...................................      325,232      322,441
    Other .......................................      491,070      457,407
                                                    ----------   ----------
      Total noninterest expense .................    1,609,241    1,577,096
                                                    ----------   ----------
           Income before taxes ..................      816,257      620,462

 Income tax expense .............................      177,000       63,500
                                                    ----------   -----------
           Net earnings .........................   $  639,257      556,962
                                                    ==========    ==========
Basic earnings per share ........................   $    24.29        21.56

Average shares outstanding                              26,315       25,834

                              Empire Banking Corp.
                      Consolidated Statements of Cash Flows
                           September 30, 1998 and 1997


                                                            1998          1997
                                                            ----          ----

Cash flows from operating activities:
   Net earnings ....................................... $  639,257      556,962
   Adjustments to reconcile net earnings
     to net cash provided by operating
     activities:
          Depreciation, amortization and accretion ....    169,599      178,075
          Provision for loan losses ...................     50,000      201,000
          Change in:
            Other assets ..............................   (297,918)    (431,681)
            Other liabilities .........................    195,677      196,820
                                                         ---------     ---------
               Net cash provided by
                 operating activities .................    756,615      701,176
                                                         ---------     ---------
Cash flows from investing activities:
   Proceeds from sale of securities
     available-for-sale ...............................  1,920,462         --
   Proceeds from maturities of securities
     held-to-maturity .................................    202,579         --
   Purchases of securities available-for-sale .........       --     (1,013,017)
   Net change in loans ................................ (6,204,907)  (5,466,482)
   Purchases of premises and equipment ................    (45,167)     (65,171)
                                                        -----------  -----------
               Net cash used in investing activities .. (4,127,033)  (6,544,670)
                                                        -----------  -----------

Cash flows from financing activities:
   Net change in deposits .............................   (551,181)   4,144,046
   Net change in advances .............................   (366,504)     304,936
   Sale of treasury stock .............................    129,918        7,194
   Dividends paid .....................................    (67,050)     (62,016)
                                                        -----------  -----------
               Net cash provided (used) by
                investing activities...................   (854,817)   4,394,160
                                                        -----------  -----------
          Net change in cash and cash equivalents ..... (4,225,235)  (1,449,334)

Cash and cash equivalents at beginning of year ........  8,460,138    6,318,213
                                                        -----------  -----------
Cash and cash equivalents at end of year ..............$ 4,234,903    4,868,879
                                                        ===========  ===========

                              Empire Banking Corp.

                   Notes to Consolidated Financial Statements
                                   (Unaudited)


(1)  Organization and Basis of Presentation

     Empire Banking Corp. (the "Company"), a bank holding company, owns 100% of the outstanding common stock of Empire Banking Company (the "Bank"), which operates in the Homerville, Georgia area.

     The consolidated financial statements includes the accounts of the Company and the Bank. All intercompany accounts and transactions have been eliminated in consolidation.

     The interim financial statements included herein are unaudited but reflect all adjustments which, in the opinion of management, are necessary for a fair presentation of the financial position and results of operations for the interim period presented. All such adjustments are of a normal recurring nature. The results of operations for the period ended September 30, 1998 are not necessarily indicative of the results of a full year's operations.

     The accounting principles followed by the Company and the methods of applying these principles conform with generally accepted accounting principles (GAAP) and with general practices within the banking industry. In preparing financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ significantly from those estimates. Material estimates common to the banking industry that are particularly susceptible to significant change in the near term include, but are not limited to, the determinations of the allowance for loan losses, the valuation of real estate acquired in connection with or in lieu of foreclosure on loans, and valuation allowances associated with deferred tax assets, the recognition of which are based on future taxable income.

(b)  Pro Forma Financial Information


                   FLAG FINANCIAL CORPORATION AND SUBSIDIARIES
                 Pro Forma Condensed Consolidated Balance Sheet
                               September 30, 1998
                                   (Unaudited)

                                                                                   Pro           Other
                                                                    Pro Forma     Forma         Pending      Pro Forma   Pro Forma
                                              FLAG       Empire    Adjustments   Combined     Transaction   Adjustments   Combined
                                              ----       ------    -----------   --------        -----      -----------   --------
ASSETS
Cash and due from banks .............   $  14,629,422   2,244,903                16,874,325      288,206                 17,162,531
Federal funds sold ..................      10,510,000   1,990,000                12,500,000                              12,500,000
                                           ----------   ---------      -------   ----------     --------      -------    ----------
     Cash and cash equivalents ......      25,139,422   4,234,903         0      29,374,325      288,206         0       29,662,531
Interest-bearing deposits ...........      13,067,997                            13,067,997                              13,067,997
Securities held-to-maturity .........       1,551,485   2,812,443                 4,363,928                               4,363,928
Securities available-for-sale, ......      64,276,913   7,874,454                72,151,367    1,014,278                 73,165,645
Other investments ...................       5,748,503                             5,748,503                               5,748,503
Loans held for sale .................       5,118,696                             5,118,696                               5,118,696
Loans, net ..........................     310,953,360  51,616,649               362,570,009   22,759,392                385,329,401
Premises and equipment, net .........      12,308,657   1,444,579                13,753,236    1,254,929                 15,068,165
Other assets ........................      15,482,475   2,016,552                17,499,027    1,360,761                 18,859,788
                                           ----------   ---------      -------   ----------    ---------      -------    ----------
        Total assets ................   $ 453,647,508  69,990,580         0     523,647,088   26,677,566         0      550,324,654
                                        =============  ==========      =======  ===========   ==========      =======   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Deposits:
     Noninterest-bearing ............   $  29,546,528  11,309,959                40,856,487    2,078,200                 42,934,687
     Interest-bearing ...............     321,726,342  47,433,569               369,159,911   21,082,750                390,242,661
                                          -----------  ----------     -------   -----------   ----------     --------   -----------
Total deposits ......................     351,272,870  58,743,528         0     410,016,398   23,160,950         0      433,177,348

Accrued expenses and other liabilites       8,544,913     410,758                 8,955,671      549,046                  9,504,717
Federal Home Loan Bank advances .....      51,875,000   3,294,061                55,169,061      500,000                 55,669,061
Fed funds purchased .................         260,000                               260,000      740,000                  1,000,000
Other borrowed funds ................       2,001,334                             2,001,334                               2,001,334
                                            ---------   ---------     -------    ----------    ---------     --------   -----------
        Total liabilities ...........   $ 413,954,117  62,448,347         0     476,402,464   24,949,996         0      501,352,460

Stockholders' Equity:
Preferred stock .....................                                                   0                                      0
Common stock ........................       5,180,932     270,000     854,125     6,305,057      175,000      87,500      6,567,557
Capital surplus .....................       8,856,865   1,587,288  (1,006,658)    9,437,495    1,180,396     (87,500)    10,530,391
Retained earnings ...................      24,123,204   5,808,465                29,931,669      371,097                 30,302,766
Unrealized gain (loss) on securitis .       1,532,390      38,013                 1,570,403        1,077                  1,571,480
Treasury stock ......................                    (152,533)    152,533           0                                      0
                                           ----------    --------     -------    ----------    ---------      -------    ----------
         Total shareholders' equity .      39,693,391   7,551,233         0      47,244,624    1,727,570         0       48,972,194
                                           ----------   ---------     -------    ----------    ---------      -------    ----------
         Total liabilities and
          stockholders' equity ......   $ 453,647,508  69,999,580         0     523,647,088   26,677,566         0      550,324,654
                                         ============  ==========     =======   ===========   ==========      =======   ===========


See accompanying notes to pro forma condensed consolidated financial statements.

                   FLAG FINANCIAL CORPORATION AND SUBSIDIARIES
                  Pro Forma Consolidated Statement of Earnings
                  For the Nine Months Ended September 30, 1998
                                   (Unaudited)

                                                                                             Other
                                                                             Pro Forma      Pending      Pro Forma
                                                    FLAG         Empire      Combined     Transaction    Combined
                                                    ----         ------      --------     -----------    --------
Interest income .............................   $26,701,664     3,988,269    30,689,933     2,170,597    32,860,530
Interest expense ............................    13,255,876     2,158,919    15,414,795       991,649    16,406,444
                                                -----------   -----------   -----------   -----------   -----------

    Net interest income .....................    13,445,788     1,829,350    15,275,138     1,178,948    16,454,086

Provision for loan losses ...................       666,000        50,000       716,000        45,000       761,000
                                                -----------   -----------   -----------   -----------   -----------
    Net interest income after
      provision for loan losses .............    12,779,788     1,779,350    14,559,138     1,133,948    15,693,086

Noninterest income:
    Fees and service charges ................     2,903,886       604,416     3,508,302       165,270     3,673,572
    Net realized gains on
       the sale of assets ...................     1,245,471                   1,245,471         9,023     1,254,494
    Other operating income ..................     1,101,347        41,732     1,143,079        46,914     1,189,993
                                                -----------   -----------   -----------   -----------   -----------

Total noninterest income ....................     5,250,704       646,148     5,896,852       221,207     6,118,059

Noninterest expense:
    Salaries and employee benefits ..........     7,050,429       792,939     7,843,368       500,488     8,343,856
    Net occupancy and equipment expenses ....     2,458,048       325,232     2,783,280       205,946     2,989,226
    Other operating expenses ................     5,565,427       490,070     6,056,497       363,462     6,419,959
                                                -----------   -----------   -----------   -----------   -----------

Total noninterest expense ...................    15,073,904     1,609,241    16,683,145     1,069,896    17,753,041

    Income before income taxes ..............     2,956,588       816,257     3,772,845       285,259     4,058,104

Income tax expense ..........................       788,077       177,000       965,077        95,535     1,060,612
                                                -----------   -----------   -----------   -----------   -----------

    Net income ..............................   $ 2,168,511       639,257     2,807,768       189,724     2,997,492
                                                ===========   ===========   ===========   ===========   ===========
    Net income per common
        share outstanding ...................   $      .42          24.29           .45                         .46
                                                ===========   ===========   ===========                 ===========

Weighted average outstanding shares .........     5,180,932        26,315     6,299,320                   6,554,320

See accompanying notes to pro forma condensed consolidated financial statements

                  FLAG FINANCIAL CORPORATION AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                                  (Unaudited)


(1) The unaudited pro forma consolidated balance sheet as of September 30, 1998 and consolidated statements of earnings for the nine months ended September 30, 1998 have been prepared based on the historical consolidated balance sheets and statements of earnings, which give effect to the Merger of Empire with and into FLAG accounted for as a poolikng of interests, based on the exchange of 42.5 shares of FLAG Common Stock for each outstanding share of Empire Common Stock.

(2) In the opinion of management of the respective companies included above, all adjustments considered necessary for a fair presentation of the financial position and results for the period presented have been included. Adjustments, if any, are normal and recurring nature.


(c) Exhibits. The following exhibits are filed as part of this report:

     2.1 Agreement and Plan of Merger, dated July 30, 1998, by and between FLAG Financial Corporation and Empire Bank Corp. (incorporated by reference from Exhibit 2 to FLAG Financial Corporation's Registration Statement on Form S-4, Registration No. 333-61803).

    99.1 Press release, dated December 16, 1998, issued by the Registrant. (incorporated by reference from Exhibit 99.1 to FLAG Financial Corporation's Current Report on Form 8-K dated January 8, 1999)

                                    SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FLAG Financial Corporation
                                            (Registrant)


Dated:   June 22, 1999              By:     /s/ John S. Holle
                                            -----------------
                                            (Signature)

                                            Name:    John S. Holle

                                            Title:   Chairman of the Board